UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2009

SELECTICA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-29637	77-0432030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1740 Technology Drive, Suite 450

San Jose, CA 95110

(408) 570-9700

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On October 29, 2009, Selectica, Inc. (the “Company”) held a conference call concerning its preliminary financial results for the fiscal quarter ended September 30, 2009. A copy of the transcript from the conference call is attached as Exhibit 99.1. The conference call contains forward-looking statements regarding the Company and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

The information set forth above in response to Item 2.02 of this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

Exhibit 99.1	Transcript of conference call held on October 29, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECTICA, INC.

DATE: November 12, 2009	By:	/S/ TODD SPARTZ
Todd Spartz
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

Exhibit 99.1	Transcript of conference call held on October 29, 2009.